EXHIBIT 3.4
-----------



DEAN HELLER                          Certificate of Amendment
Secretary of State                   (PURSUANT TO NRS 78.380)
101 North Carson Street, Suite 3                               FILED # C29848-01
Carson City, Nevada  89701-4786                                    JUL 09 2002
(775) 684-5708
--------------------------------------------------------------------------------
          Important: Read attached Instructions before completing form.
          -------------------------------------------------------------

              Certificate of Amendment to Articles of Incorporation
              -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------
               (Pursuant to NRS 78.380 - Before Issuance of Stock)
                              -Remit In Duplicate-


1.   Name of Corporation:  World Energy Resource Group Inc.  (C-29848-01)
                           --------------------------------   -----------

2. The articles have been amended as follows (provide article numbers, if available):

Article 1: The name of the Corporation Is: P--CE Computers, Inc.
----------------------------------------------------------------


3.   The undersigned  declared that they  constitute at least  two-thirds of the
                                                     --------------------
     incorporators.
     --------------

4. The date upon which the original articles of Incorporation were filed with the Secretary of State: November 8, 2001.
                              -----------------

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6.   Signatures: Nevada Corporation Services Ltd., Incorporator



/s/ David Batrick
--------------------------------------    --------------------------------------
Signature By Authorized Officer           Signature



IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.








                        Nevada Secretary of State Form 78.380PROFIT AMEND1995.01
                                                            Revised on: 03/06/00